UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2009

Echo Metrix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 802-0223

SearchHelp, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. Other Events.

On July 15, 2009, Echo Metrix, Inc. (OTCBB: EHMI) announces that FamilySafe, Inc., a wholly owned subsidiary of EchoMetrix Inc. has entered into a agreement with the AmberWatch Foundation  and VeriSign Messaging  Mobile Media, a division of VeriSign, the trusted provider of Internet infrastructure services for the networked world.  Through this business unit, VeriSign provides global application services that reliably delivers short-messages (SMS), multimedia messages (MMS), and mobile content across wireless operators and mobile devices throughout the world.

The parties plan a joint press release as it gets closer to releasing its new product offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of July, 2009		Echo Metrix, Inc.

	By: /s/	Erica Zalbert
Erica Zalbert
Chief Financial Officer